Dentsply Sirona to Present at J.P. Morgan Healthcare Conference, Provides Update on Anticipated Full Year 2023 Results Charlotte, N.C., January 9, 2024 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the "Company") (Nasdaq: XRAY) will present at the 42nd Annual J.P. Morgan Healthcare Conference on Wednesday, January 10, 2024, at 7:30 am PT (10:30 am ET). As part of the conference, the Company is providing an update on its 2023 full year anticipated financial results, with net sales expected to be at or above the high end of the Company’s previously provided outlook range of $3.90 billion to $3.94 billion. For the full year and fourth quarter 2023, the Company expects to report year-over-year net sales growth in the Essential Dental Solutions, Wellspect Healthcare, and Orthodontic and Implant Solutions segments, partially offset by declines in the Connected Technology Solutions segment. The Company is reaffirming its full year 2023 adjusted EPS outlook range of $1.80 to $1.85 and its expectations for double-digit adjusted EPS growth in 2024. The Company does not provide forward-looking or preliminary estimates of adjusted EPS on a GAAP basis as certain information needed to prepare adjustments is not yet available and cannot be reasonably estimated. A description of the adjustments typically made to compute adjusted EPS can be found in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 2, 2023. The preliminary estimates above are based solely upon information available to management as of the date of this press release and are subject to change. The Company’s actual results may differ from this estimate due to the completion of its year-end closing procedures, final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results are finalized and included in its Annual Report on Form 10-K for the year ended December 31, 2023. Presentation materials and webcast information for the investor conference, including a replay of the webcast following the conference, is available on the Investors section of the Dentsply Sirona website at https://investor.dentsplysirona.com. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solution offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world class brands. Dentsply Sirona’s products provide innovative, high-quality and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Contact Information: Investors: Andrea Daley Vice President, Investor Relations +1-704-805-1293 InvestorRelations@dentsplysirona.com

Forward-Looking Statements and Associated Risks This Press Release contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including statements and projections concerning financial performance. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ signif icantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Annual Report on Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the Securities and Exchange Commission (“SEC”), when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.